MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2019

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



4.73%
34.07%
61.20%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	29.2%
Consumer Staples	19.4%
Financials	16.8%
Consumer Discretionary	14.1%
Heathcare	9.0%
Energy	3.8%
Industrials	2.2%
Telecommunications	0.8%
Utilities	0.0%
Materials	0.0%
Net Cash[1]	4.7%

TOP 10 HOLDINGS

Mastercard, Inc.	11.42%
Apple Inc.	6.83%
Diageo Plc.	4.46%
LVMH Moët Hennessey Louis Vuitton	4.41%
The Walt Disney Company	4.02%
The Estée Lauder Companies, Inc.	3.95%
Alphabet, Inc. Class A	3.27%
Alphabet, Inc. Class C	3.27%
Bank of America Corp.	3.13%
T. Rowe Price Group, Inc.	3.08%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	34
2018 Portfolio Turnover	7.11%
Net Assets (millions)	$23.17
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
5.23%
4.00%
7.52%
6.33%
13.68%
11.77%
4.98%
6.60%
9.90%
10.71%
6.81%
7.24%
QTD Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$26,544
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $26,543.88 on 6/30/19. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

2Q19 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 5.23% in the second quarter versus 4.00% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.81% versus 7.24% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Consumer Discretionary Sector (The Walt Disney Company), Financial Sector (American International Group, Inc.) and Consumer Staples Sector (The Hershey Company).

Negative factors impacting performance for the Fund during the quarter included the Information Technology Sector (Alphabet, Inc. a.k.a. Google & Baidu, Inc.).

During the quarter shares of Allergan Plc, Stericycle, Inc., and Fox Corporation (*distributed shares from The Walt Disney Company/21st Century Fox merger*) were sold in order to provide liquidity to purchase additional shares of existing holdings and new shares of Berkshire Hathaway Inc. and Biogen Inc.. The geographic diversification of the Fund as of June 30, 2019 consisted of 61.20% domestic stocks, 34.07% international stocks and 4.73% cash equivalents. The Fund owned shares of common stock in 33 companies.

Manager Commentary:

Common stocks continued to post solid gains in the second quarter of the year despite mounting fears of a global economic slowdown due to an escalating trade war between the United States and China. The S&P 500 TR Index returned 4.30% for the quarter while international stocks as measured by the MSCI EAFE Index returned 3.68% for the same period.

The World's Central Banks, including the U.S. Federal Reserve, have loosened their stance on monetary policy as they attempt to thwart the potential of a global slowdown in economic growth. The interest rate paid on a U.S. 10 Year Treasury Bond has declined to 2.0% from 3.0% nine months ago, and represents the largest decline over the same period since 2011. Interest rates for 10 Year German government bonds, known as bunds, yield -0.32%, their lowest rate ever. A 40 Year Japanese Government bond yields 0.37%, a remarkably low interest rate for such a long-dated bond.

During the second quarter, the Mundoval Fund benefitted from its ownership of **The Walt Disney Company** and its recently completed merger of entertainment assets with 21st Century Fox. Financial sector companies, **American International Group, Inc.** and **Citigroup Inc.**, both reported stronger than expected operating earnings in the first quarter and were rewarded with increases in their share prices. Higher demand for candy during the Easter holiday lifted the share price of **The Hershey Company** as the company was able to increase prices and sales volume of its chocolate and savory snacks portfolio.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of June 30, 2019

	2Q 2019 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	5.23%	7.52%	13.68%	4.98%	9.83%	9.90%	6.81%
MSCI World Index	4.00%	6.33%	11.77%	6.60%	10.60%	10.71%	7.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.